SIGNIFICANT TRANSACTIONS - Summary of assets and liabilities disposed of relating to NTC (Details) - Discontinued operations - Assets and liabilities classified as held for sale - National Tower Company J C S N T C
$ in Millions
Dec. 31, 2021 USD ($)
Disclosure of analysis of single amount of discontinued operations [line items]
Property and equipment	$ 264
Goodwill	222
Other current assets	24
Total assets	510
Total non-current liabilities	127
Current liabilities	23
Total liabilities held for sale	$ 150